UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Westminster Street, Providence, Rhode Island 02903

(Address of principal executive offices, including zip code)

(401) 421-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER EVENTS

On December 4, 2007, Textron Inc. (the “Company”) issued and sold $350,000,000 principal amount of its 5.60% Notes due 2017 (the “Notes”) pursuant to a Registration Statement on Form S-3 (No. 333-113313), which was declared effective on August 4, 2004, and a Prospectus Supplement dated November 29, 2007 to a Prospectus dated August 4, 2004. The exhibits to this Current Report on Form 8-K are hereby incorporated by reference in such Registration Statement.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits:

1.1(a)

Underwriting Agreement, dated November 29, 2007, between the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the underwriters named therein, relating to the offer and sale of the Notes.

1.1(b)	Underwriting Agreement, Standard Provisions (Debt), dated November 29, 2007.

4.5	Form of Global Note.

4.6	Officers’ Certificate dated December 4, 2007 establishing the Notes pursuant to the Indenture.

5	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes issued by the Company.

23	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

/s/ Mary F. Lovejoy

Name: Mary F. Lovejoy

Title: Vice President and Treasurer

Date: December 4, 2007

Exhibit Index

Exhibit No.	Description

1.1(a)

Underwriting Agreement, dated November 29, 2007, between the Company and Banc of America Securities LLC, Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the underwriters named therein, relating to the offer and sale of the Notes.

1.1(b)	Underwriting Agreement, Standard Provisions (Debt), dated November 29, 2007.

4.5	Form of Global Note.

4.6	Officers’ Certificate dated December 4, 2007 establishing the Notes pursuant to the Indenture.

5	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes issued by the Company.

23	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5).